Annual Report


                                                     DECEMBER 31, 1997


MUTUAL QUALIFIED FUND




[Franklin Templeton Logo]

                               TECHNOLOGY UPDATE:
                               FRANKLIN TEMPLETON
                          COMBATS THE YEAR 2000 PROBLEM

                             By Charles B. Johnson,
                      President of Franklin Resources, Inc.




As we near the 21st century, Franklin Templeton is taking important steps to tackle the computer glitch dubbed the Year 2000 Problem, Y2K, or the Millennium Bug. The problem originated from the software designers' attempt to save memory by recording years in a two-digit format -- "98" instead of "1998", for example -- but didn't take into account that the year 2000 or "00", could also be interpreted as 1900. Uncorrected, this problem could prevent computers from accurately processing date-sensitive data after 1999.

Franklin Templeton's Information Services & Technology division established a Year 2000 Project Team that has already begun making the necessary software changes to help ensure that our computer systems, which service the funds and their shareholders, will be Year 2000 Compliant. As changes reach completion, we will conduct comprehensive tests to verify their effectiveness. We will also require all of our major software or data-services suppliers to be Year-2000 Compliant.

In addition, with an estimated 80% of businesses facing the Year 2000 Problem, mutual fund portfolio managers must be aware of the impact it could have on companies in their portfolios. That's why Franklin Templeton portfolio managers consistently keep this issue in mind while selecting investments and managing their portfolios.

SHAREHOLDER LETTER

-------------------------------------------------------------------------
Your Fund's Objective: The Mutual Qualified Fund seeks capital appreciation, with income as a secondary objective, by investing primarily in common and preferred stocks, bonds, and convertible securities. The fund may also invest in foreign securities.
-------------------------------------------------------------------------

Dear Shareholder:

We are pleased to bring you this annual report of the Mutual Qualified Fund, which covers the 12 months ended December 31, 1997. The fund's Class Z shares produced a 24.95% cumulative total return for the year, as discussed in the Performance Summary on page 5. During the same period, the Standard and Poor's(R) 500 Stock Index (S&P 500(R)) had a 31.63%(1) return, while the Lipper Growth & Income Funds' average was 26.99%.(2)

Despite occasional setbacks caused by warnings of "irrational exuberance" in the domestic equity market and Asia's economic crises, the



1. Source: Micropal. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

2. Source: Lipper Growth and Income Fund average consists of 624 funds. Lipper calculations do not include sales charges; past and current expense reductions by the fund's manager increased the fund's total return. If these factors had been considered, the fund's performance relative to the Lipper average may have been different.

You may find a complete listing of the fund's portfolio holdings, including the number of shares and dollar value, beginning on page 17 of this report.


CONTENTS

Shareholder Letter ................  1

Performance Summary
  Class Z .........................  5
  Class I .........................  8
  Class II ........................ 11

Financial Highlights &
Statement of Investments .......... 14

Financial Statements .............. 28

Notes to Financial Statements ..... 31

Report of Independent
Auditors .......................... 40

Tax Designation ................... 41

[FUND CATEGORY PYRAMID]

          [Pie Chart]

          PORTFOLIO BREAKDOWN
          Based on Total Net Assets
          12/31/97

          Equities ............. 77.4%
          Bonds ................  2.7%
          Short-Term
          Investments &
          Other Net Assets ..... 19.9%



          TOP 10 INDUSTRIES
          12/31/97

                                                                % OF TOTAL
          INDUSTRY                                              NET ASSETS
          ----------------------------------------------------------------
          Broadcasting & Publishing                                   9.0%
          Multi-Industry                                              6.5%
          Food & Household Products                                   5.8%
          Financial Services                                          5.0%
          Energy Sources                                              4.5%
          Beverages & Tobacco                                         4.5%
          Health & Personal Care                                      4.3%
          Insurance                                                   4.1%
          Telecommunications                                          3.8%
          Banking                                                     3.1%

U.S. and European stock markets demonstrated tremendous resilience, making 1997 yet another year in the extraordinary bull market that began at least three years ago. From the beginning of 1995 through the end of 1997, U.S. stock prices more than doubled, as measured by the S&P 500. Finding cheap stocks became even tougher during the past year as investors looking to "buy the dips" were willing to purchase securities at historically high valuations. As a result, our cash level increased somewhat by year-end, but it remained well within the fund's historical range. Over the past ten years, year-end cash levels for the fund have been as high as 32% and as low as 12%.

At the end of the reporting period, stocks in the S&P 500 were trading at an average of 24 times earnings, with many of the names that dominate the index valued too high for our standards. However, we still were able to find opportunities in the domestic equity market. We purchased additional shares of U.S. West Media Group, which were up over 50% this year as the company's restructuring complemented investors' recognition of the value of its core cable business. In addition, during this period, the merger and acquisition environment, as well as divestiture activity, continued to be strong.

The fund also benefited from its European holdings, particularly in the small and mid-capitalization stocks. For example, in the U.K., investors embraced the privatized railroad firm, Railtrack Group Plc., as they began to understand the value of relaxation from government regulation, and the company's stock appreciated 164.87% over the reporting period. Reflecting the relative attractiveness of the European sector, the fund had 19.5% of its total net assets invested there at the end of the year.

We believe equity markets will present us with substantial opportunities in 1998. Although our direct exposure to Asia was virtually non-existent, the Asian economic crises of late 1997 may have a greater impact on some companies than the market has reflected. We are looking to see if these crises have created opportunities for us. However, we are always mindful of the lower risk, lower volatility philosophy of the fund and our investments everywhere are intended to be consistent with this.

In Europe, we anticipate an exciting year as the continent prepares for the limited introduction of the eurocurrency on January 1, 1999. While it may be years before the success or failure of the new system is known, we expect mistakes to occur and hope they force greater flexibility on the system, as well as offer us investment opportunities in the process.

We appreciate your participation in Mutual Qualified Fund and welcome your comments and suggestions.

Sincerely,

Franklin Mutual Advisers Senior Portfolio Management Team

      TOP 10 HOLDINGS
      12/31/97

      COMPANY,                                              % OF TOTAL
      INDUSTRY                                              NET ASSETS
      ----------------------------------------------------------------

      Sunbeam Corp.,
      Food & Household Products                                   3.1%

      Investor AB, A & B,
      Multi-Industry                                              2.8%

      US West Media Group,
      Broadcasting & Publishing                                   2.5%

      Chase Manhattan Corp.,
      Banking                                                     2.1%

      Morgan Stanley, Dean Witter
      Discover & Co.,
      Financial Services                                          1.6%

      General Motors Corp.,
      Automobiles                                                 1.6%

      MCI Communications Corp.,
      Telecommunications                                          1.3%

      Railtrack Group Plc.,
      Transportation                                              1.2%

      RJR Nabisco Holdings Corp.,
      Beverages & Tobacco                                         1.2%

      Societe Elf Aquitaine SA,
      Energy Sources                                              1.2%

Please remember, this discussion reflects our views and opinions as of December 31, 1997, the end of the reporting period. Market and economic conditions are changing constantly, which may affect our strategies and portfolio holdings. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

It is important to remember that the fund may invest in lower-rated "junk bonds," which entail higher credit risks, as well as in foreign securities involving risks, such as political uncertainty or fluctuations in foreign exchange rates in areas where investments are made. The fund generally expects to hedge against currency risk where feasible and to the extent possible. The fund's value-oriented strategy may include investments in companies involved in mergers, reorganizations, restructurings, or liquidations. The risks associated with this and other fund-specific investments are described in the prospectus.

PERFORMANCE SUMMARY

CLASS Z

Mutual Qualified Fund - Class Z produced a 24.95% cumulative total return for the 12-month period ended December 31, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains.

The fund's Class Z share price increased $1.95, from $16.24 on December 31, 1996, to $18.19 on December 31, 1997.* During the reporting period, Class Z shareholders received per-share distributions of 64.00 cents ($0.6400) in dividend income, 44.00 cents ($0.4400) in short-term capital gains, and 96.00 cents ($0.9600) in long-term capital gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses.

The graph on page 6 compares the performance of Mutual Qualified Fund - Class Z and the Standard & Poor's 500 Stock Index (S&P 500) for the 10-year period ended December 31, 1997. The S&P 500 is a broad market index that represents stocks from a variety of industries.

*Per-share amounts for all periods prior to February 3, 1997, have been restated to reflect a 2-for-1 share split effective at the close of business on Friday, January 31, 1997.

Past performance is not predictive of future results.

Keep in mind that an unmanaged market index has inherent performance differentials in comparison with any fund. An index does not pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need to have cash on hand to redeem shares. In addition, the performance shown for the fund includes all fund expenses and account fees. The index's performance would have been lower if the fund's costs had been applied to it. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.

CLASS Z
TOTAL RETURN INDEX COMPARISONS
$10,000 INVESTMENT (1/1/88-12/31/97)

                  MUTUAL
                 QUALIFIED -                       LIPPER GROWTH AND
 DATE             CLASS Z*         S&P 500**       INCOME AVERAGE***   S&P            Lipper
----------------------------------------------------------------------------------------------
1/1/88            $10,000          $10,000          $10,000
12/31/88          $13,035          $11,661          $11,507          16.61%           15.07%
12/31/89          $14,918          $15,356          $14,180          31.69%           23.23%
12/31/90          $13,408          $14,880          $13,543          -3.10%           -4.49%
12/31/91          $16,242          $19,414          $17,455          30.47%           28.88%
12/31/92          $19,928          $20,894          $18,958           7.62%            8.61%
12/31/93          $24,453          $23,000          $21,147          10.08%           11.55%
12/31/94          $25,854          $23,303          $20,948           1.32%           -0.94%
12/31/95          $32,731          $32,061          $27,405          37.58%           30.82%
12/31/96          $39,665          $39,422          $33,099          22.96%           20.78%
12/31/97          $49,548          $52,573          $42,033          33.36%           26.99%

The historical performance shown pertains only to the fund's Class Z shares. The fund offers other share classes subject to different fees and expenses, which affect their performance. Please see the prospectus for more details.

*Performance figures represent the change in value of an investment over the periods shown, assuming reinvestment of dividends and capital gains at net asset value. This was a period of generally rising security prices.

**Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

***Lipper Growth and Income Fund average consists of 624 funds. Lipper calculations do not include sales charges; past and current expense reductions by the fund's manager increased the fund's total return. If these factors had been considered, the fund's performance relative to the Lipper average may have been different.

Past performance is not predictive of future results.

 CLASS Z
 Periods ended 12/31/97

                                                  1-YEAR       5-YEAR       10-YEAR
  ---------------------------------------------------------------------------------
  Cumulative Total Return(1)                       24.95%      148.72%      394.88%
  Average Annual Total Return(2)                   24.95%       19.98%       17.34%
  Value of $10,000 Investment(3)                  $12,495      $24,872      $49,488

                       12/31/93     12/31/94     12/31/95     12/31/96     12/31/97
  ---------------------------------------------------------------------------------

  One-Year Total
    Return(4)            22.71%        5.73%       26.60%       21.19%       24.95%

1. Cumulative total return represents the change in value of an investment over the indicated periods.

2. Average annual total return represents the average annual change in value of an investment over the indicated periods.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the indicated periods.

4. One-year total return represents the change in value of an investment over the periods ended on the specified dates.

All calculations assume reinvestment of dividends and capital gains at net asset value. The fund's manager has agreed in advance to waive a portion of its management fees, which increases total return to shareholders. If the manager had not taken this action, the fund's total returns would have been lower. Franklin Mutual Advisers has made a commitment to the fund's Board not to seek an increase in the rate of investment advisory fees for a three-year period beginning on November 1, 1996.

Investment return and principal value will fluctuate with market conditions, currency volatility and the economic, social, and political climates of countries where investments are made. You may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.

CLASS I

Mutual Qualified Fund - Class I produced a 24.44% cumulative total return for the 12-month period ended December 31, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include the initial sales charge.

The fund's Class I share price, as measured by net asset value, increased $1.91, from $16.23 on December 31, 1996, to $18.14 on December 31, 1997.* During the reporting period, Class I shareholders received per-share distributions of 59.82 cents ($0.5982) in dividend income, 44.00 cents ($0.4400) in short-term capital gains, and 96.00 cents ($0.9600) in long-term capital gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses.

The graph on page 9 compares the performance of Mutual Qualified Fund - Class I since inception on November 1, 1996, and the Standard & Poor's 500 Stock Index (S&P 500). The S&P 500 is a broad market index that represents stocks from a variety of industries.

*Per-share amounts for all periods prior to February 3, 1997, have been restated to reflect a 2-for-1 share split effective at the close of business on Friday, January 31, 1997.

Past performance is not predictive of future results.

Keep in mind than an unmanaged market index has inherent performance differentials in comparison with any fund. An index does not pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need to have cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. The index's performance would have been lower if the fund's costs had been applied to it. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.

CLASS I
TOTAL RETURN COMPARISON
$10,000 INVESTMENT (11/1/96-12/31/97)

                  MUTUAL
                 QUALIFIED -                       LIPPER GROWTH AND
 DATE             CLASS I*         S&P 500**       INCOME AVERAGE***   S&P            Lipper
----------------------------------------------------------------------------------------------
11/1/96           $ 9,550          $10,000          $10,000
11/30/96          $10,015          $10,756          $10,650           7.56%          6.50%
12/31/96          $10,143          $10,543          $10,538          -1.98%         -1.05%
1/31/97           $10,468          $11,202          $10,992           6.25%          4.31%
2/28/97           $10,693          $11,289          $11,048           0.78%          0.51%
3/31/97           $10,549          $10,825          $10,654          -4.11%         -3.57%
4/30/97           $10,643          $11,472          $11,038           5.97%          3.60%
5/31/97           $11,149          $12,170          $11,728           6.09%          6.26%
6/30/97           $11,512          $12,715          $12,180           4.48%          3.85%
7/31/97           $12,111          $13,728          $13,076           7.96%          7.36%
8/31/97           $12,003          $12,959          $12,640          -5.60%         -3.34%
9/30/97           $12,600          $13,669          $13,281           5.48%          5.07%
10/31/97          $12,250          $13,212          $12,814          -3.34%         -3.51%
11/30/97          $12,390          $13,824          $13,158           4.63%          2.68%
12/31/97          $12,622          $14,062          $13,378           1.72%          1.67%

The historical performance shown pertains only to the fund's Class I shares. The fund offers other share classes subject to different fees and expenses, which affect their performance. Please see the prospectus for more details.

*Performance figures represent the change in value of an investment over the periods shown and include the maximum 4.5% sales charge, assuming reinvestment of dividends and capital gains at net asset value. This was a period of generally rising security prices.

**Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

***Lipper Growth and Income Fund average consists of 624 funds. Lipper calculations do not include sales charges; past and current expense reductions by the fund's manager increased the fund's total return. If these factors had been considered, the fund's performance relative to the Lipper average may have been different.

Past performance is not predictive of future results.

 CLASS I
 Periods ended 12/31/97

                                                                     SINCE
                                                                   INCEPTION
                                                      1-YEAR       (11/1/96)
  ----------------------------------------------------------------------
  Cumulative Total Return(1)                          24.44%         32.49%
  Average Annual Total Return(2)                      18.84%         22.34%
  Value of $10,000 Investment(3)                     $11,884        $12,653

1. Cumulative total return represents the change in value of an investment over the indicated periods and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the indicated periods and includes the maximum 4.5% initial sales charge.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the indicated periods and include the sales charge.

All calculations assume reinvestment of dividends and capital gains at net asset value. The fund's manager has agreed in advance to waive a portion of its management fees, which increases total return to shareholders. If the manager had not taken this action, the fund's total returns would have been lower. Franklin Mutual Advisers has made a commitment to the fund's Board not to seek an increase in the rate of investment advisory fees for a three-year period beginning November 1, 1996.

Investment return and principal value will fluctuate with market conditions, currency volatility and the economic, social, and political climates of countries where investments are made. You may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.

CLASS II

Mutual Qualified Fund - Class II produced a 23.66% cumulative total return for the 12-month period ended December 31, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include sales charges.

The fund's Class II share price, as measured by net asset value, increased $1.86, from $16.23 on December 31, 1996, to $18.09 on December 31, 1997.* During
the reporting period, Class II shareholders received per-share distributions of
52.65 cents ($0.5265) in dividend income, 44.00 cents ($0.4400) in short-term capital gains, and 96.00 cents ($0.9600) in long-term capital gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses.

The graph on page 12 compares the performance of Mutual Qualified Fund - Class II since inception on November 1, 1996, and the Standard & Poor's 500 Stock Index (S&P 500). The S&P 500 is a broad market index that represents stocks from a variety of industries.

*Per-share amounts for all periods prior to February 3, 1997, have been restated to reflect a 2-for-1 share split effective at the close of business on Friday, January 31, 1997.

Past performance is not predictive of future results.

Keep in mind that an unmanaged market index has inherent performance differentials in comparison with any fund. An index does not pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need to have cash on hand to redeem shares. In addition, the performance shown for the fund includes sales charges, all fund expenses and account fees. The index's performance would have been lower if the fund's costs had been applied to it. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.

CLASS II
TOTAL RETURN INDEX COMPARISON
$10,000 INVESTMENT (11/1/96-12/31/97)

                  MUTUAL
                 QUALIFIED -                       LIPPER GROWTH AND
 DATE            CLASS II*         S&P 500**       INCOME AVERAGE***   S&P            Lipper
----------------------------------------------------------------------------------------------
11/1/96           $ 9,901          $10,000          $10,000
11/30/96          $10,379          $10,756          $10,650           7.56%          6.50%
12/31/96          $10,505          $10,543          $10,538          -1.98%         -1.05%
1/31/97           $10,839          $11,202          $10,992           6.25%          4.31%
2/28/97           $11,065          $11,289          $11,048           0.78%          0.51%
3/31/97           $10,910          $10,825          $10,654          -4.11%         -3.57%
4/30/97           $11,001          $11,472          $11,038           5.97%          3.60%
5/31/97           $11,525          $12,170          $11,728           6.09%          6.26%
6/30/97           $11,894          $12,715          $12,180           4.48%          3.85%
7/31/97           $12,502          $13,728          $13,076           7.96%          7.36%
8/31/97           $12,391          $12,959          $12,640          -5.60%         -3.34%
9/30/97           $12,995          $13,669          $13,281           5.48%          5.07%
10/31/97          $12,627          $13,212          $12,814          -3.34%         -3.51%
11/30/97          $12,765          $13,824          $13,158           4.63%          2.68%
12/31/97          $12,896          $14,062          $13,378           1.72%          1.67%

The historical performance shown pertains only to the fund's Class II shares. The fund offers other share classes subject to different fees and expenses, which affect their performance. Please see the prospectus for more details.

*Performance figures represent the change in value of an investment over the periods shown and include all sales charges, assuming reinvestment of dividends and capital gains at net asset value. This was a period of generally rising security prices.

**Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

***Lipper Growth and Income Fund average consists of 624 funds. Lipper calculations do not include sales charges; past and current expense reductions by the fund's manager increased the fund's total return. If these factors had been considered, the fund's performance relative to the Lipper average may have been different.

Past performance is not predictive of future results.

 CLASS II
 Periods ended 12/31/97

                                                                   SINCE
                                                                 INCEPTION
                                              1-YEAR             (11/1/96)
  ----------------------------------------------------------------------
  Cumulative Total Return(1)                   23.66%              31.54%
  Average Annual Total Return(2)               21.44%              24.57%
  Value of $10,000 Investment(3)              $12,144             $12,923

1. Cumulative total return represents the change in value of an investment over the indicated periods and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the indicated periods and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge, applicable to shares redeemed within 18 months of investment.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the indicated periods and include sales charges.

All calculations assume reinvestment of dividends and capital gains at net asset value. The fund's manager has agreed in advance to waive a portion of its management fees, which increases total return to shareholders. If the manager had not taken this action, the fund's total returns would have been lower. Franklin Mutual Advisers has made a commitment to the fund's Board not to seek an increase in the rate of investment advisory fees for a three-year period beginning November 1, 1996.

Investment return and principal value will fluctuate with market conditions, currency volatility and the economic, social, and political climates of countries where investments are made. You may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.

MUTUAL QUALIFIED FUND
Financial Highlights

                                                                        YEAR ENDED DECEMBER 31,
                                                   ------------------------------------------------------------------
                                                      1997          1996          1995          1994          1993
                                                   ------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+ - CLASS Z
(For a share outstanding throughout the year)
Net asset value, beginning of year..............       $16.24        $14.87        $13.34        $13.50        $12.22
                                                   ------------------------------------------------------------------
Income from investment operations:
 Net realized and unrealized gain...............         3.62          2.62          3.17           .55          2.56
                                                   ------------------------------------------------------------------
Total from investment operations................         3.99          3.09          3.50           .77          2.75
                                                   ------------------------------------------------------------------
Less distributions from:
 Net investment income..........................         (.64)         (.43)         (.33)         (.21)         (.19)
 Net realized gains.............................        (1.40)        (1.29)        (1.64)         (.72)        (1.28)
                                                   ------------------------------------------------------------------
Total distributions.............................        (2.04)        (1.72)        (1.97)         (.93)        (1.47)
                                                   ------------------------------------------------------------------
Net asset value, end of year....................       $18.19        $16.24        $14.87        $13.34        $13.50
                                                   ==================================================================
Total Return....................................       24.95%        21.19%        26.60%         5.73%        22.71%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).................   $5,239,947    $4,287,975    $3,002,132    $1,791,940    $1,511,015
Ratios to average net assets:
 Expenses.......................................         .75%          .75%          .72%          .73%          .78%
 Expenses, excluding waiver and payments by
   affiliate....................................         .78%          .78%          .72%          .73%          .78%
 Net investment income..........................        1.85%         3.06%         2.71%         1.91%         1.65%
Portfolio turnover rate.........................       52.76%        65.03%        75.59%        67.65%        56.22%
Average commission rate paid*...................       $.0365        $.0357            --            --            --

*Relates to purchases and sales of equity securities. Prior to fiscal year 1996 disclosure of average commission rate was not required.
+Per share amounts for all periods prior to December 31, 1997, have been restated to reflect a 2-for-1 stock split effective February 3, 1997.

MUTUAL QUALIFIED FUND
Financial Highlights (continued)

                                                                                          YEAR ENDED DECEMBER
                                                                                                  31,
                                                                                         ----------------------
                                                                                         1997+++         1996+
                                                                                         ----------------------
PER SHARE OPERATING PERFORMANCE++ - CLASS I
(For a share outstanding throughout the year)
Net asset value, beginning of year....................................................     $16.23        $16.40
                                                                                         ----------------------
Income from investment operations:
 Net investment income................................................................        .28           .16
 Net realized and unrealized gain.....................................................       3.63           .89
                                                                                         ----------------------
Total from investment operations......................................................       3.91          1.05
                                                                                         ----------------------
Less distributions from:
 Net investment income................................................................       (.60)         (.41)
 Net realized gains...................................................................      (1.40)         (.81)
                                                                                         ----------------------
Total distributions...................................................................      (2.00)        (1.22)
                                                                                         ----------------------
Net asset value, end of year..........................................................     $18.14        $16.23
                                                                                         ======================
Total Return*.........................................................................     24.44%         6.47%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).......................................................   $452,590       $20,381
Ratios to average net assets:
 Expenses.............................................................................      1.10%         1.13%**
 Expenses, excluding waiver and payments by affiliate.................................      1.13%         1.28%**
 Net investment income................................................................      1.48%         3.19%**
Portfolio turnover rate...............................................................     52.76%        65.03%
Average commission rate paid***.......................................................     $.0365        $.0357

*Total return does not reflect sales commissions and is not annualized. **Annualized.
***Relates to purchases and sales of equity securities.
+For the period November 1, 1996 (effective date) to December 31, 1996.
++Per share amounts for the period ended December 31, 1996, have been restated to reflect a 2-for-1 stock split effective February 3, 1997.
+++Based on average weighted shares outstanding.

MUTUAL QUALIFIED FUND
Financial Highlights (continued)

                                                                                          YEAR ENDED DECEMBER
                                                                                                  31,
                                                                                         ----------------------
                                                                                         1997+++         1996+
                                                                                         ----------------------
PER SHARE OPERATING PERFORMANCE++ - CLASS II
(For a share outstanding throughout the year)
Net asset value, beginning of year....................................................     $16.23        $16.40
                                                                                         ----------------------
Income from investment operations:
 Net investment income................................................................        .16           .13
 Net realized and unrealized gain.....................................................       3.63           .91
                                                                                         ----------------------
Total from investment operations......................................................       3.79          1.04
                                                                                         ----------------------
Less distributions from:
 Net investment income................................................................       (.53)         (.39)
 Net realized gains...................................................................      (1.40)         (.82)
                                                                                         ----------------------
Total distributions...................................................................      (1.93)        (1.21)
                                                                                         ----------------------
Net asset value, end of year..........................................................     $18.09        $16.23
                                                                                         ======================
Total Return*.........................................................................     23.66%         6.37%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).......................................................   $231,721        $9,963
Ratios to average net assets:
 Expenses.............................................................................      1.75%         1.78%**
 Expenses, excluding waiver and payments by affiliate.................................      1.78%         1.93%**
 Net investment income................................................................       .84%         2.59%**
Portfolio turnover rate...............................................................     52.76%        65.03%
Average commission rate paid***.......................................................     $.0365        $.0357

*Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.
**Annualized.
***Relates to purchases and sales of equity securities.
+For the period November 1, 1996 (effective date) to December 31, 1996.
++Per share amounts for the period ended December 31, 1996, have been restated to reflect a 2-for-1 stock split effective February 3, 1997.
+++Based on average weighted shares outstanding.
                       See Notes to Financial Statements.

MUTUAL QUALIFIED FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997

                                                                      COUNTRY           SHARES             VALUE
---------------------------------------------------------------------------------------------------------------------
COMMON STOCKS  77.1%
AEROSPACE & MILITARY TECHNOLOGY  1.3%
Boeing Co........................................................  United States          259,140      $   12,681,664

*General Motors Corp., H.........................................  United States          169,300           6,253,519

*Hexcel Corp.....................................................  United States          843,498          21,034,731

*Litton Industries Inc...........................................  United States          140,400           8,073,000

Lockheed Martin Corp.............................................  United States           72,022           7,094,167

Northrop Grumman Corp............................................  United States           74,400           8,556,000

Primex Technologies Inc..........................................  United States           49,950           1,685,813

Raytheon Co., A..................................................  United States          151,041           7,448,209
                                                                                                          -----------
                                                                                                           72,827,103
                                                                                                          -----------
APPLIANCES & HOUSEHOLD DURABLES  0.3%
Black & Decker Corp. ............................................  United States          460,500          17,988,281
                                                                                                          -----------
AUTOMOBILES  2.4%
General Motors Corp. ............................................  United States        1,532,500          92,907,813

Regie Nationale des Usines Renault SA............................      France             981,730          27,615,999

Volvo AB, B......................................................      Sweden             810,930          21,754,441
                                                                                                          -----------
                                                                                                          142,278,253
                                                                                                          -----------
BANKING  3.1%
Barnett Banks Inc. ..............................................  United States           58,300           4,190,312

Chase Manhattan Corp. ...........................................  United States        1,148,472         125,757,684

Corestates Financial Corp. ......................................  United States           13,000           1,040,813

First Union Corp. ...............................................  United States          221,420          11,347,775

Fleet Financial Group Inc. ......................................  United States          248,300          18,606,981

Mellon Bank Corp. ...............................................  United States           97,000           5,880,625

PNC Bank Corp. ..................................................  United States          161,600           9,221,300

Wells Fargo & Co. ...............................................  United States           19,700           6,686,919
                                                                                                          -----------
                                                                                                          182,732,409
                                                                                                          -----------
BEVERAGES & TOBACCO  4.5%
B.A.T. Industries PLC............................................  United Kingdom       3,345,114          30,463,568

Brown-Forman Corp., B............................................  United States          221,500          12,237,875

Diageo PLC.......................................................  United Kingdom       2,900,000          26,600,480

Gallaher Group PLC...............................................  United Kingdom         910,000           4,827,388

Gallaher Group PLC, ADR..........................................  United Kingdom         718,000          15,347,250

Genesee Corp., A.................................................  United States            7,000             283,500

Genesee Corp., B.................................................  United States           45,341           1,836,311

Heineken Holding NV, A...........................................   Netherlands           118,752          18,272,692

Philip Morris Cos. Inc...........................................  United States        1,398,500          63,369,531

RJR Nabisco Holdings Corp. ......................................  United States        1,922,883          72,108,113

UST Inc..........................................................  United States          460,200          16,998,638
                                                                                                          -----------
                                                                                                          262,345,346
                                                                                                          -----------
BROADCASTING & PUBLISHING  9.0%
BHC Communications Inc., A.......................................  United States          119,841          15,609,290

*Chris Craft Industries Inc. ....................................  United States          195,906          10,248,333

Comcast Corp., A.................................................  United States           58,000           1,848,750

Comcast Corp., Special A.........................................  United States          975,537          30,790,387


MUTUAL QUALIFIED FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997 (continued)


                                                                      COUNTRY           SHARES             VALUE
---------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
BROADCASTING & PUBLISHING (CONT.)
Daily Mail & General Trust PLC...................................  United Kingdom          38,500      $    1,327,848

Daily Mail & General Trust PLC, A................................  United Kingdom         949,800          31,393,255

Dow Jones & Co. Inc..............................................  United States          929,500          49,902,531

Dun & Bradstreet Corp............................................  United States          935,700          28,948,219

Hollinger International Inc., A..................................  United States          445,300           6,234,200

Houghton Mifflin Co. ............................................  United States          948,300          36,391,013

*Modern Times Group AB, fgn......................................      Sweden             430,600           2,576,040

NV Holdingsmij de Telegraaf......................................   Netherlands         1,699,024          32,008,836

Pearson PLC......................................................  United Kingdom       2,195,000          28,479,339

Readers Digest Association Inc., A...............................  United States          274,500           6,485,063

Scripps Co., A...................................................  United States        1,073,300          51,987,969

*SFX Broadcasting Inc., A........................................  United States          126,300          10,135,575

Time Warner Inc. ................................................  United States          620,300          38,458,600

*US West Media Group.............................................  United States        5,114,100         147,669,638
                                                                                                          -----------
                                                                                                          530,494,886
                                                                                                          -----------
BUILDING MATERIALS & COMPONENTS  0.8%
*American Standard Cos. Inc......................................  United States          669,400          25,646,387

Johns-Manville Corp. ............................................  United States          553,964           5,574,263

Lone Star Industries Inc.........................................  United States           53,116           2,821,788

Noland Co........................................................  United States           17,500             393,750

Puerto Rican Cement Co. Inc......................................  United States          246,900          12,391,294
                                                                                                          -----------
                                                                                                           46,827,482
                                                                                                          -----------
BUSINESS & PUBLIC SERVICES  1.6%
+Esselte AB, A...................................................      Sweden           1,375,000          25,976,398

+Esselte AB, B...................................................      Sweden             233,600           4,736,785

Moore Corp. Ltd. ................................................      Canada             100,000           1,512,500

Moore Corp. Ltd., fgn. ..........................................      Canada             209,200           3,147,406

Suez Lyonnaise des Eaux SA.......................................      France             552,500          61,138,988
                                                                                                          -----------
                                                                                                           96,512,077
                                                                                                          -----------
CHEMICALS  2.2%
Chemfirst Inc....................................................  United States          898,400          25,379,800

General Chemical Group Inc.......................................  United States          390,900          10,456,575

Morton International Inc. .......................................  United States          854,000          29,356,250

Olin Corp........................................................  United States        1,284,500          60,210,938

Rohm & Haas Co. .................................................  United States           68,200           6,530,150
                                                                                                          -----------
                                                                                                          131,933,713
                                                                                                          -----------
CONSTRUCTION & HOUSING  0.2%
Martin Marietta Materials Inc. ..................................  United States          271,084           9,911,509
                                                                                                          -----------
DATA PROCESSING & REPRODUCTION  0.3%
First Data Corp..................................................  United States          114,500           3,349,125

*National Processing Inc. .......................................  United States          218,000           2,152,750

*NCR Corp. ......................................................  United States          494,500          13,753,281
                                                                                                          -----------
                                                                                                           19,255,156
                                                                                                          -----------


MUTUAL QUALIFIED FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997 (continued)

                                                                      COUNTRY           SHARES             VALUE
---------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
ELECTRICAL & ELECTRONICS  1.1%
Philips Electronics NV...........................................   Netherlands           163,000      $    9,775,257

Philips Electronics NV, ADR......................................   Netherlands           516,900          31,272,450

*Wang Laboratories Inc., A.......................................  United States        1,065,500          23,574,188
                                                                                                          -----------
                                                                                                           64,621,895
                                                                                                          -----------
ELECTRONIC COMPONENTS & INSTRUMENTS  0.6%
*Amphenol Corp., A...............................................  United States          350,973          19,544,809

Spectra Physics AB, A............................................      Sweden             748,800          14,193,428
                                                                                                          -----------
                                                                                                           33,738,237
                                                                                                          -----------
ENERGY EQUIPMENT & SERVICES  2.4%
*Reading & Bates Corp. ..........................................  United States          583,300          24,425,688

*Rowan Companies Inc. ...........................................  United States          514,000          15,677,000

*Seacor Smit Inc. ...............................................  United States          635,550          38,291,888

Transocean Offshore Inc. ........................................  United States        1,236,132          59,566,111

*United Meridian Corp. ..........................................  United States          161,300           4,536,563
                                                                                                          -----------
                                                                                                          142,497,250
                                                                                                          -----------
ENERGY SOURCES  4.5%
Amerada Hess Corp. ..............................................  United States           80,000           4,390,000

Imperial Oil Ltd. ...............................................      Canada             421,400          26,943,263

Kerr McGee Corp. ................................................  United States          336,900          21,329,981

Noble Affiliates Inc. ...........................................  United States          211,600           7,458,900

*Nuevo Energy Co. ...............................................  United States          629,200          25,639,900

Pennzoil Co. ....................................................  United States          747,200          49,922,300

Royal Dutch Petroleum Co. .......................................   Netherlands           384,800          20,851,350

*Santa Fe Energy Resources Inc. .................................  United States          661,300           7,439,625

Shell Transport & Trading Co. PLC................................  United Kingdom       2,065,500          14,976,978

Societe Elf Aquitane SA..........................................      France             583,382          67,852,023

Societe Elf Aquitaine SA, ADR....................................      France              50,000           2,931,250

Tidewater Inc. ..................................................  United States           57,500           3,169,688

Union Texas Petroleum Holdings Inc. .............................  United States          636,900          13,255,481
                                                                                                          -----------
                                                                                                          266,160,739
                                                                                                          -----------
FINANCIAL SERVICES  5.0%
Advanta Corp., A.................................................  United States          138,800           3,643,500

Advanta Corp., B.................................................  United States          627,900          15,932,962

Astoria Financial Corp. .........................................  United States           21,542           1,200,966

Bear Stearns Co. Inc. ...........................................  United States          178,511           8,479,273

Beneficial Corp. ................................................  United States          183,200          15,228,500

Central European Equity Fund Inc. ...............................     Germany             173,989           3,186,174

*CIT Group Inc., A...............................................  United States          250,000           8,062,500

*Cityscape Financial Corp. ......................................  United States          861,000             430,500

*(R)Cobalt Holdings LLC..........................................  United States           15,356               1,536

Finova Group Inc. ...............................................  United States          585,100          29,072,156

*IMC Mortgage Co. ...............................................  United States           57,500             682,813

*+ITLA Capital Corp. ............................................  United States          709,000          13,648,250

(R)Laser Mortgage Management Inc. ...............................  United States          235,000           3,407,500


MUTUAL QUALIFIED FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997 (continued)

                                                                      COUNTRY           SHARES             VALUE
---------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
FINANCIAL SERVICES (CONT.)
Lehman Brothers Holdings Inc. ...................................  United States           20,200      $    1,030,200

Liberty Financial Companies Inc. ................................  United States          191,021           7,211,024

*+Long Beach Financial Corp. ....................................  United States        1,409,500          16,385,438

Long Island Bancorp Inc. ........................................  United States          352,900          17,512,663

*Mechanics Savings Bank..........................................  United States          149,000           3,883,313

Morgan Stanley, Dean Witter Discover & Co. ......................  United States        1,597,600          94,458,100

New Germany Fund Inc. ...........................................     Germany             694,800           9,379,800

Power Financial Corp. ...........................................      Canada             169,800           5,941,010

Providian Financial Corp. .......................................  United States           66,800           3,018,525

*+Regent Kingpin Chile Value Fund................................      Chile               80,180             114,657

United Asset Management Corp. ...................................  United States        1,459,700          35,671,419
                                                                                                          -----------
                                                                                                          297,582,779
                                                                                                          -----------
FOOD & HOUSEHOLD PRODUCTS  5.8%
BIC SA...........................................................      France             271,372          19,807,879

Cadbury Schweppes PLC............................................  United Kingdom       1,724,149          17,131,621

Lindt & Spruengli Chocolate Works Ltd., reg. ....................   Switzerland               116           2,238,019

Lindt & Spruengli Chocolate Works Ltd., partn. ctf. .............   Switzerland             4,445           7,754,763

Nabisco Holdings Corp., A........................................  United States        1,199,000          58,076,563

Seaboard Corp. ..................................................  United States           10,100           4,444,000

+(R)Sunbeam Corp. ...............................................  United States        4,800,554         182,001,004

U.S. Industries Inc. ............................................  United States          402,000          12,110,250

+Van Melle NV....................................................   Netherlands           461,477          33,000,846

Verenigde Bedrijven Nutricia NV..................................   Netherlands           297,773           9,031,657
                                                                                                          -----------
                                                                                                          345,596,602
                                                                                                          -----------
FOREST PRODUCTS & PAPER  0.9%
Bowater Inc. ....................................................  United States          315,600          14,024,475

Champion International Corp. ....................................  United States          221,200          10,023,125

*+Fibermark Inc. ................................................  United States          475,000          10,212,500

Greif Brothers Corp., A..........................................  United States           93,400           3,128,900

St. Joe Paper Corp. .............................................  United States          151,600          13,719,800

Temple Inland Inc. ..............................................  United States           96,215           5,033,247
                                                                                                          -----------
                                                                                                           56,142,047
                                                                                                          -----------
HEALTH & PERSONAL CARE  4.3%
*Apria Healthcare Group Inc. ....................................  United States          898,408          12,072,357

*Beverly Enterprises Inc. .......................................  United States        1,917,000          24,921,000

*Foundation Health Systems, A....................................  United States        1,915,330          42,855,509

Instrumentarium Group, B.........................................     Finland             323,200          10,972,620

*(R)Kendall International Inc., Residual Ownership Certificate...  United States              444               5,328

*Kindercare Learning Centers Inc. ...............................  United States           49,302             936,738

*Maxicare Health Plans Inc. .....................................  United States          564,744           6,141,591

*Mid-Atlantic Medical Services Inc. .............................  United States        1,036,400          13,214,100

*Oxford Health Plans Inc. .......................................  United States        1,209,900          18,829,069

*Pacificare Health Systems Inc., A...............................  United States          343,842          17,278,061

*Pacificare Health Systems Inc., B...............................  United States          285,290          14,942,064

*Perrigo Co. ....................................................  United States          201,200           2,691,050


MUTUAL QUALIFIED FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997 (continued)

                                                                      COUNTRY           SHARES             VALUE
---------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
HEALTH & PERSONAL CARE (CONT.)
*Pharmerica Inc. ................................................  United States          872,427      $    9,051,427

*+Physicians Health Services, A..................................  United States          340,400           9,658,850

*Physio-Control International Corp. .............................  United States          554,200           8,797,925

*Tenet Healthcare Corp. .........................................  United States          758,800          25,135,250

United States Surgical Corp. ....................................  United States          229,700           6,733,081

*Vencor Inc. ....................................................  United States          658,100          16,082,319

*Vitalink Pharmacy Services Inc. ................................  United States          690,809          16,665,767
                                                                                                          -----------
                                                                                                          256,984,106
                                                                                                          -----------
INDUSTRIAL COMPONENTS  2.1%
Gencorp Inc. ....................................................  United States        1,002,900          25,072,500

ITT Industries Inc. .............................................  United States        1,317,300          41,330,288

*+(R)Lancer Industries Inc., B...................................  United States                4           5,126,776

Lucas Varity PLC.................................................  United Kingdom       3,087,977          10,929,231

Lucas Varity PLC, ADR............................................  United Kingdom       1,084,074          37,807,081

*Owens-Illinois Inc. ............................................  United States          158,700           6,020,681
                                                                                                          -----------
                                                                                                          126,286,557
                                                                                                          -----------
INSURANCE  4.1%
*Alleghany Corp. ................................................  United States           92,773          26,417,112

Allmerica Financial Corp. .......................................  United States          163,717           8,175,618

American General Corp. ..........................................  United States          107,903           5,833,506

AON Corp. .......................................................  United States          712,650          41,779,106

Argonaut Group Inc. .............................................  United States          169,100           5,728,262

Arthur J Gallagher Co. ..........................................  United States          329,000          11,329,937

*(R)CGA Group Ltd................................................  United States          139,785             698,925

Financial Security Assurance Holding Ltd.........................  United States          230,200          11,107,150

Fund American Enterprises Holdings Inc. .........................  United States          242,976          29,400,096

Kansas City Life Insurance Co. ..................................  United States           29,890           2,959,110

Koelnische Rueckversicherungs AG.................................     Germany              12,055          11,056,559

Leucadia National Corp. .........................................  United States          354,000          12,213,000

Ohio Casualty Corp. .............................................  United States          177,100           7,903,088

Old Republic International Corp. ................................  United States          273,715          10,178,777

Provident Companies Inc. ........................................  United States           54,868           2,119,277

Royal & Sun Alliance Insurance Group PLC.........................  United Kingdom       2,476,600          24,811,556

SAFECO Corp. ....................................................  United States          133,800           6,522,750

Selective Insurance Group Inc. ..................................  United States          318,700           8,604,900

*(R)St. George Holdings Ltd., A..................................  United States          152,073              15,207

*(R)St. George Holdings Ltd., B..................................  United States            1,495                 150

Twentieth Century Industries California..........................  United States           78,900           2,051,400

Unitrin Inc. ....................................................  United States           68,800           4,446,200

Western National Corp. ..........................................  United States          258,000           7,643,250
                                                                                                          -----------
                                                                                                          240,994,936
                                                                                                          -----------
LEISURE & TOURISM  1.7%
*Circus Circus Enterprises Inc. .................................  United States          664,700          13,626,350

Hilton Hotels Corp. .............................................  United States          672,700          20,012,825


MUTUAL QUALIFIED FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997 (continued)

                                                                      COUNTRY           SHARES             VALUE
---------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
LEISURE & TOURISM (CONT.)
*ITT Corp. ......................................................  United States          562,600      $   46,625,475

*MGM Grand Inc. .................................................  United States          539,300          19,448,506
                                                                                                          -----------
                                                                                                           99,713,156
                                                                                                          -----------
MACHINERY & ENGINEERING  0.2%
New Holland NV...................................................   Netherlands           411,000          10,865,813
                                                                                                          -----------
MERCHANDISING  2.0%
American Stores Co. .............................................  United States          620,500          12,759,031

*BJ's Wholesale Club Inc. .......................................  United States          687,500          21,570,313

Dillards Inc., A.................................................  United States           38,700           1,364,175

*Footstar Inc. ..................................................  United States          792,800          21,306,500

*Homebase Inc. ..................................................  United States          830,700           6,541,763

*Nine West Group Inc. ...........................................  United States          200,000           5,187,500

*+Provigo Inc. ..................................................      Canada           5,390,800          32,818,978

*Woolworth Corp. ................................................  United States          858,000          17,481,750
                                                                                                          -----------
                                                                                                          119,030,010
                                                                                                          -----------
METALS & MINING  0.7%
Aluminum Co. of America..........................................  United States           33,300           2,343,488

LTV Corp. .......................................................  United States          617,100           6,016,725

+(R)Metallurg Inc. ..............................................  United States          378,138           5,104,863

Reynolds Metals Co. .............................................  United States          510,100          30,606,000
                                                                                                          -----------
                                                                                                           44,071,076
                                                                                                          -----------
MULTI-INDUSTRY  6.5%
*Berkshire-Hathaway Inc., A......................................  United States              425          19,550,000

Canadian Pacific Ltd.............................................      Canada             166,000           4,523,500

Forvaltnings AB Ratos, B.........................................      Sweden           4,975,200          44,489,125

Harcourt General Inc. ...........................................  United States          473,600          25,929,600

Investor AB, A...................................................      Sweden             934,900          45,568,118

Investor AB, B...................................................      Sweden           2,457,000         119,757,050

Kinnevik AB, B...................................................      Sweden             430,600           7,131,563

Lagardere S.C.A..................................................      France             811,776          26,841,144

McMillan Bloedel Ltd.............................................      Canada             458,000           4,759,316

Power Corp. of Canada............................................      Canada             184,000           6,592,352

Sophus Berendsen AS, A...........................................     Denmark              42,405           7,000,331

Sophus Berendsen AS, B...........................................     Denmark             238,375          39,312,271

Viad Corp. ......................................................  United States        1,865,000          36,017,813
                                                                                                          -----------
                                                                                                          387,472,183
                                                                                                          -----------
REAL ESTATE  2.3%
Alexander & Baldwin Inc. ........................................  United States          143,200           3,911,150

*Alexander's Inc. ...............................................  United States          134,390          12,204,292

*Al-Zar Ltd. LP..................................................  United States               59              20,237

*Americana Hotels & Realty.......................................  United States          143,000             114,400

*Cadillac Fairview Corp. ........................................      Canada           1,149,135          26,737,160

*Cadillac Fairview Corp., wts....................................      Canada             126,360           1,547,392

*Castle & Cooke Inc. ............................................  United States           51,166             863,426


MUTUAL QUALIFIED FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997 (continued)

                                                                      COUNTRY           SHARES             VALUE
---------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
REAL ESTATE (CONT.)
*E & J Properties Ltd., units....................................  United States            5,600      $       18,907

*Insignia Financial Group Inc. ..................................  United States          189,300           4,353,900

Mark Centers Trust...............................................  United States          200,600           1,805,400

*MBO Properties Inc. ............................................  United States          160,917           1,367,795

Metropolis Realty Trust Inc. ....................................  United States           33,000           1,452,000

+(R)MSCW Investors II, LLC.......................................  United Kingdom      23,562,000          39,119,081

+(R)S.H. Mortgage Acquisition LLC................................  United States        6,048,555           6,048,555

+Wellsford Real Properties Inc., restricted......................  United States        2,277,184          35,581,000
                                                                                                        -------------
                                                                                                          135,144,695
                                                                                                        -------------
RECREATION & OTHER CONSUMER GOODS  0.1%
*Scientific Games Holdings Corp..................................  United States           50,000           1,012,500

Todd A O Corp., A................................................  United States          191,774           1,606,107
                                                                                                        -------------
                                                                                                            2,618,607
                                                                                                        -------------
TELECOMMUNICATIONS  3.8%
*360 Degrees Communications Company..............................  United States        1,317,634          26,599,748

*Ionica Group PLC, wts. .........................................  United Kingdom           2,170             233,275

*Loral Space & Communications Ltd. ..............................  United States          523,200          11,216,100

MCI Communications Corp. ........................................  United States        1,846,100          79,036,156

Sprint Corp. ....................................................  United States          260,300          15,260,088

*Telecommunications Inc. -- TCI Ventures Group, A................  United States        1,017,200          28,799,475

Telephone & Data Systems Inc. ...................................  United States        1,423,800          66,091,975
                                                                                                        -------------
                                                                                                          227,236,817
                                                                                                        -------------
TEXTILES & APPAREL  0.1%
Fab Industries Inc. .............................................  United States          186,000           5,789,250
                                                                                                        -------------
TRANSPORTATION  3.1%
Burlington Northern Santa Fe Corp. ..............................  United States          334,000          31,041,125

Canadian National Railway Co. ...................................      Canada             416,900          19,698,525

Florida East Coast Industries Inc. ..............................  United States          305,000          29,318,125

*Fritz Companies Inc. ...........................................  United States           99,300           1,383,994

*(R)Golden Ocean Group Ltd., wts. ...............................  United States            1,825               9,125

Helikopter Services Group ASA....................................      Norway             637,400           7,778,441

Railtrack Group PLC..............................................  United Kingdom       4,524,038          72,146,250

Tranz Rail Holdings Ltd., ADR....................................   New Zealand           548,500           6,307,750

Xtra Corp. ......................................................  United States          246,000          14,421,750
                                                                                                        -------------
                                                                                                          182,105,085
                                                                                                        -------------
UTILITIES ELECTRICAL GAS & WATER  0.1%
Nova Corp. ......................................................      Canada             387,000           3,683,006
                                                                                                        -------------
                                                                                                        4,561,441,061
                                                                                                        -------------
      TOTAL COMMON STOCKS (COST $3,322,958,369)..................
PREFERRED STOCKS  0.3%
(R)CGA Group Ltd., pfd., A.......................................  United States          249,563           6,239,072

*(R)CGA Group Ltd., pfd., B......................................  United States           28,571             714,275

Criimi Mae Inc., 10.875%, conv., pfd., B.........................  United States           26,200             895,713

Excel Realty Trust Inc., conv., pfd., A..........................  United States          258,000           7,828,688


MUTUAL QUALIFIED FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997 (continued)

                                                                      COUNTRY           SHARES             VALUE
---------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS (CONT.)
*(R)Interlake Corp., 9.00%, conv., pfd...........................  United States            1,050      $    1,180,305

North Atlantic Trading Company Inc., 12.00%, pfd., 144A..........  United States           15,877             428,679

*(R)Viasystems Inc., pfd., B.....................................  United States          102,000           2,167,500

*Wundies Industries Inc., 11.25%, pfd. ..........................  United States           12,168              41,828
                                                                                                           ----------
                                                                                                           19,496,060
                                                                                                           ----------
      TOTAL PREFERRED STOCKS (COST $17,593,751)..................                     PRINCIPAL
                                                                                       AMOUNT**
                                                                                      ---------
CORPORATE BONDS AND NOTES  1.2%
American Communication Services Inc., 0/11.00%, 11/01/05.........  United States     $  2,135,000           1,718,675

American Telecasting Inc., 14.50%, 6/15/04.......................  United States        2,250,000             753,750

Asia Pulp & Paper Co. Ltd., 144A, 12.00%, 12/29/29...............    Indonesia          1,875,000           1,659,375

Azteca Holdings,144A, 11.00%, 6/15/02............................      Mexico             500,000             517,500

Bally Total Fitness Holding Corp., 144A, 9.875%, 10/15/07........  United States          425,000             430,312

Boston Chicken Inc., conv., zero coupon, 6/01/15.................  United States        4,750,000             718,438

Cadillac Fairview Corp., 12.00%, 7/31/05.........................      Canada             131,259CAD           93,688

(R)CGA Private Trust Company Ltd., FRN, 6/10/99..................  United States        1,071,425           1,071,425

Cityscape Financial Corp., 12.75%, 6/01/04.......................  United States        5,475,000           2,409,000

Club Regina Resorts Inc., 13.00%, 12/01/00.......................  United States        3,250,000           3,323,125

Consorcio G Grupo Dina SA de CV:
  conv., 8.00%, 8/08/04..........................................      Mexico           2,330,000           1,992,150

  0/12.00%, 11/15/02.............................................      Mexico           3,556,000           3,218,180

County Seat Stores Inc.,144A, 12.75%, 11/01/04...................  United States          650,000             669,500

CS Wireless Inc., B, 0/12.25%, 3/01/06...........................  United States        6,025,000           1,596,625

Delco Remy International, 11.50%, 7/31/04........................  United States        3,900,000           3,958,500

(R)Fairchild Semiconductor Corp., 11.74%, 3/14/08................  United States        2,525,000           2,588,125

Flagstar Companies Inc., 10.75%, 9/15/01.........................  United States          950,000           1,061,625

FRD Acquisition Co., 12.50%, 7/15/04.............................  United States          875,000             914,375

Global Ocean Carriers Ltd., 144A, 10.25%, 7/15/07................  United States        2,275,000           2,184,000

Globalstar LP:
  11.25%, 6/15/04................................................  United States          850,000             856,375

  10.75%, 11/01/04...............................................  United States          550,000             539,000

(R)Golden Ocean Group Ltd., 10.00%, 8/31/01......................  United States        1,425,000           1,168,500

Hurricane Hydrocarbons Ltd., 11.75%, 11/01/04....................      Canada           1,700,000           1,615,000

Ionica PLC, 0/15.00%, 5/01/07....................................  United Kingdom      11,900,000           4,819,500

Jitney Jungle Stores of America Inc., 10.375%, 9/15/07...........  United States        1,450,000           1,511,625

Local Financial, 11.00%, 9/05/04.................................  United States        1,000,000           1,060,000

Localiza Rent-A-Car SA, 10.25%, 10/01/05.........................      Brazil             900,000             765,000

Nebco Evans Holding Company, 144A, 0/7.00%, 7/15/07..............  United States          925,000             605,875

North Atlantic Trading Company Inc., 144A, 11.00%, 6/15/04.......  United States          650,000             677,625

Olivetti International NV, conv., 3.75%, 12/31/99................      Italy         10,180,000,000ITL      6,387,676

Packaging Resources Inc., 13.00%, 6/30/03........................  United States        3,072,525           2,857,448

*Peoples Choice TV Corp., unit, 13.25%, conv., 6/01/04...........  United States            1,925             693,000

Price Communications Wireless, 144A, 11.75%, 7/15/07.............  United States          660,000             719,400

Production Resource Group PLC, 11.50%, 12/15/07..................  United States        1,100,000           1,105,500

RBX Corp., 12.00%, 1/15/03.......................................  United States        1,000,000           1,025,000

Resource America Inc., 144A, 12.00%, 8/01/04.....................  United States        1,600,000           1,636,000

Rutherford Moran Corp., 144A, 10.75%, 10/01/04...................  United States        1,000,000           1,015,000


MUTUAL QUALIFIED FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997 (continued)

                                                                                      PRINCIPAL
                                                                      COUNTRY          AMOUNT**            VALUE
---------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES (CONT.)
Sassco Fashions Ltd., 12.75%, 2/15/05............................  United States     $    796,094      $      831,918

Specialty Foods Corp., B, 11.25%, 8/15/03........................  United States        1,710,000           1,607,400

Stratosphere Corp., 14.25%, 5/15/02..............................  United States        1,100,000             621,500

Supermercados Norte SA, 144A, 10.875%, 2/09/04...................    Argentina          1,100,000           1,047,750

TFM SA de CV:
  144A, 10.25%, 6/15/07..........................................      Mexico             350,000             360,500

  0/6.00% to 6/15/02, 11.75%, 6/15/09............................      Mexico           1,750,000           1,115,625

Transamerican Energy Corporation:
  144A, 11.50%, 6/15/02..........................................  United States        1,000,000             985,000

  144A, 0/6.00%, 6/15/02.........................................  United States        5,000,000           4,025,000

Uniforet Inc., 11.125%, 10/15/06.................................      Canada             880,000             840,400

Vicap SA, 144A, 11.375%, 5/15/07.................................  United States        1,000,000           1,075,000

Wilsons The Leather Experts, 11.25%, 8/15/04.....................  United States        1,300,000           1,280,500
                                                                                                           ----------
                                                                                                           73,726,485
                                                                                                           ----------
      TOTAL CORPORATE BONDS AND NOTES (COST $75,173,112).........
BONDS AND NOTES IN REORGANIZATION  1.5%
Adams County Co. Industrial Dev. Auth., 9.00%, 11/01/96..........  United States        7,201,000               3,601

Ames Department Stores Inc., bank claim..........................  United States        4,002,809              30,021

Caldor Corp., trade claim........................................  United States        7,070,682             282,827

Dictaphone Corporation, bank claim...............................  United States        1,019,085           1,008,894

Dow Corning Corp.:
  9.30%, 1/27/98.................................................  United States        1,835,000           2,257,050

  9.375%, 2/01/08................................................  United States          735,000             937,125

  8.15%, 10/15/29................................................  United States        5,150,000           6,180,000

  bank debt......................................................  United States        2,850,000           3,519,750

  bank claim.....................................................  United States        1,801,364           2,224,685

  MTN, 8.55%, 3/01/01............................................  United States        1,000,000           1,200,000

  Swap...........................................................  United States        7,437,830           7,884,100

El Paso TX Housing Finance Corp., 8.88%, 10/15/96................  United States        3,565,000               1,783

Eurotunnel Finance Ltd., bank claim:
  tranche A......................................................  United Kingdom       5,000,000GBP        4,352,253

  tranche A1.....................................................  United Kingdom       2,366,047GBP        2,059,527

  tranche B......................................................  United Kingdom       1,033,894XEU          590,686

  tranche B......................................................  United Kingdom       5,422,852GBP        4,720,325

  tranche B1.....................................................  United Kingdom       1,640,180GBP        1,427,696

  tranche C......................................................      France          52,172,707FRF        4,507,736

  tranche C1.....................................................      France          20,869,083FRF        1,803,094

  tranche D......................................................  United Kingdom     274,574,182BEF        3,853,569

  tranche D1.....................................................  United Kingdom      55,000,000BEF          771,909

  tranche E......................................................      France          62,625,488FRF        5,410,859

  tranche E......................................................      France             550,694XEU          314,624

  tranche E1.....................................................      France          32,166,338FRF        2,779,180

  tranche J1.....................................................  United Kingdom       1,169,819GBP        1,018,269

Harrah's Jazz Finance Corp.:
  14.25%, 11/15/01...............................................  United States        4,350,000           1,370,250

  12.00%, 7/15/04................................................  United States        1,200,000             396,000

Harvard Industries Inc., 11.125%, 8/01/05........................  United States       10,435,000           3,443,550


MUTUAL QUALIFIED FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997 (continued)

                                                                                      PRINCIPAL
                                                                      COUNTRY          AMOUNT**            VALUE
---------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES IN REORGANIZATION (CONT.)
Heartland Wireless Comm. Inc.:
  13.00%, 4/15/03................................................  United States     $  1,030,000      $      339,900

  13.00%, 4/15/03, Series D......................................  United States          615,000             202,950

Home Holdings Inc.:
  7.75%, 12/15/98................................................  United States          745,000             253,300

  8.625%, 12/15/03...............................................  United States        3,215,000           1,109,175

Louisiana Agriculture Finance Authority:
  8.25%, 10/01/96................................................  United States        1,600,000                 800

  8.80%, 10/01/96................................................  United States          750,000                 375

Louisiana Housing Finance, 8.61%, 8/01/96........................  United States        6,150,000               3,075

Mercury Finance Co., Commercial Paper:
  2/03/97........................................................  United States          599,787             497,823

  2/04/97........................................................  United States           65,653              54,492

  2/06/97........................................................  United States          580,612             481,908

  2/07/97........................................................  United States          196,868             163,400

  2/11/97........................................................  United States           98,438              81,703

  2/13/97........................................................  United States          169,032             140,296

  2/18/97........................................................  United States           65,671              54,507

  2/19/97........................................................  United States          604,071             501,379

  2/20/97........................................................  United States          127,312             105,669

  2/21/97........................................................  United States          608,055             504,686

  2/24/97........................................................  United States          345,657             286,895

  2/27/97........................................................  United States           55,696              46,227

  3/11/97........................................................  United States           36,529              30,319

  3/14/97........................................................  United States           65,269              54,173

  3/17/97........................................................  United States          557,085             462,380

  4/11/97........................................................  United States           32,840              27,257

  4/18/97........................................................  United States          117,978              97,921

  4/22/97........................................................  United States           67,417              55,956

  4/24/97........................................................  United States          101,126              83,934

Mercury Finance Co., Bank Claim, MTN:
  5.79%, 2/02/97.................................................  United States          471,048             390,970

  5.66%, 3/10/97.................................................  United States        3,376,934           2,802,856

  6.29%, 12/16/97................................................  United States        3,630,204           3,013,070

  6.16%, 12/15/98................................................  United States          422,117             350,357

  7.33%, 6/29/99.................................................  United States        1,139,715             945,964

  7.42%, 6/29/00.................................................  United States        3,379,694           2,805,146

  7.5%, 6/29/01..................................................  United States        3,295,271           2,735,075

Nebraska Investment Finance Authority, 8.34%, 11/01/93...........  United States        1,000,000                 500

Southeast Banking Corp.:
  4.75%, 10/15/97................................................  United States        2,200,000           1,408,000

  10.50%, 4/11/01................................................  United States        3,875,000           2,170,000

  zero coupon, 12/16/96..........................................  United States        2,000,000           1,320,000

  zero coupon, 11/10/97..........................................  United States          750,000             495,000

Tiphook Finance Corp., lease claim...............................  United Kingdom          16,810GBP           27,608
                                                                                                       --------------
        TOTAL BONDS AND NOTES IN REORGANIZATION (COST
          $82,447,319)...........................................                                      $   88,454,409
                                                                                                       --------------

MUTUAL QUALIFIED FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997 (continued)

                                                                      COUNTRY         SHARES             VALUE
-------------------------------------------------------------------------------------------------------------------
COMPANIES IN LIQUIDATION
*City Investing Co., Liquidating Trust...........................  United States      1,579,485      $    1,382,049

*Mcorp Financial Trust, claim units..............................  United States         27,617              33,761

*Mcorp Trust Units...............................................  United States         27,611                 276

*Ranger Industries Inc...........................................  United States         24,483              20,658
                                                                                                     --------------
        TOTAL COMPANIES IN LIQUIDATION (COST $102,869)...........                                         1,436,744
                                                                                                     --------------
                                                                                    PRINCIPAL
                                                                                     AMOUNT**
                                                                                    ---------
SHORT TERM INVESTMENTS  17.5%
Federal Home Loan Bank, 5.106% to 5.91%, with maturities to
  12/30/99.......................................................  United States   $506,937,000         498,532,851

Federal Home Loan Mortgage Corp., 5.715% to 5.95%, maturities to
  11/25/98.......................................................  United States     72,800,000          70,752,955

Federal National Mortgage Association, 5.71% to 6.08%, with
  maturities to 12/3/98..........................................  United States    465,200,000         454,612,648

U.S. Treasury Bill, 5.28%, 12/10/98..............................  United States     13,300,000          12,645,507
                                                                                                     --------------
        TOTAL SHORT TERM INVESTMENTS (COST $1,036,433,242).......                                     1,036,543,961
                                                                                                     --------------
        TOTAL INVESTMENTS (COST $4,534,708,662) 97.6%............                                     5,781,098,720
        SECURITIES SOLD SHORT  (0.5%)............................                                       (28,474,756)
        NET EQUITY IN FORWARD CONTRACTS  0.2%....................                                        12,084,593
        OTHER ASSETS, LESS LIABILITIES  2.7%.....................                                       159,549,643
                                                                                                     --------------
        TOTAL NET ASSETS  100.0%.................................                                    $5,924,258,200
                                                                                                     ==============



SECURITIES SOLD SHORT
-----------------
ISSUER                                                                COUNTRY         SHARES             VALUE
------                                                                 ------         -----               ----
*Nationsbank Corp................................................  United States         69,300      $    4,214,306

*Starwood Hotels & Resorts Trust.................................  United States         15,000             868,125

*Worldcom Inc....................................................  United States        773,300          23,392,325
                                                                                                     --------------
        TOTAL (PROCEEDS $29,746,484).............................                                    $   28,474,756
                                                                                                     ==============

*Non-income producing.
**Securities traded in U.S. dollars unless otherwise indicated.
(R)Restricted securities (See note 7).
+Affiliated issuers (See note 8.).

CURRENCY ABBREVIATIONS:
--------------------

BEF  --   Belgium Franc
CAD  --   Canadian Dollar
FRF  --   French Franc
GBP  --   British Pound
ITL  --   Italian Lira
XEU  --   European Currency Unit

                       See Notes to Financial Statements.

MUTUAL QUALIFIED FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

Assets:
 Investments in securities, at value:
  Unaffiliated issuers (cost $4,346,830,189)........................  $5,361,564,739
  Controlled affiliates (cost $36,184,692)..........................      45,167,636
  Non controlled affiliates (cost $151,693,781).....................     374,366,345     $5,781,098,720
                                                                        ------------
 Cash...............................................................                         27,628,370
 Receivables:
  Investment securities sold........................................                         43,212,685
  Capital shares sold...............................................                         10,667,495
  Dividends and interest............................................                         15,599,230
  From affiliates...................................................                            387,246
 Unrealized gain on forward exchange contracts (Note 9).............                         20,207,855
 Deposits with broker for securities sold short.....................                         81,863,428
                                                                                           ------------
     Total Assets...................................................                      5,980,665,029
                                                                                           ------------
Liabilities:
 Payables:
  Investment securities purchased...................................                          9,252,316
  Capital shares redeemed...........................................                          4,028,336
  To affiliates.....................................................                          4,871,709
 Securities sold short, at value (proceeds $29,746,484).............                         28,474,756
 Unrealized loss on forward exchange contracts (Note 9).............                          8,123,262
 Other liabilities..................................................                          1,656,450
                                                                                           ------------
     Total liabilities..............................................                         56,406,829
                                                                                           ------------
Net assets, at value................................................                     $5,924,258,200
                                                                                           ============
Net assets consist of:
 Accumulated distributions in excess of net investment income.......                     $   (9,120,509)
 Net unrealized appreciation........................................                      1,259,746,379
 Accumulated net realized gain......................................                         71,308,370
 Capital shares.....................................................                      4,602,323,960
                                                                                           ------------
Net assets, at value................................................                     $5,924,258,200
                                                                                           ============
CLASS Z
 Net asset value per share ($5,239,947,348 divided by 288,130,967 shares outstanding)......  $18.19
                                                                                             ======
CLASS I
 Net asset value per share ($452,589,950 divided by 24,950,021 shares outstanding).........  $18.14
                                                                                             ======
 Maximum offering price per share ($18.14 divided by 95.50%)...............................  $18.99
                                                                                             ======
CLASS II
 Net asset value per share ($231,720,902 divided by 12,808,322 shares outstanding)*........  $18.09
                                                                                             ======
 Maximum offering price per share ($18.09 divided by 99.00%)...............................  $18.27
                                                                                             ======

*Redemption price per share is equal to net asset value less any applicable sales charge.
                       See Notes to Financial Statements.

MUTUAL QUALIFIED FUND
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997

Investment Income:
 (net of foreign taxes of $4,057,100)
 Dividends.........................................................   $ 66,230,062
 Interest..........................................................     69,098,910
                                                                       -----------
     Total investment income.......................................                      $  135,328,972
                                                                                            -----------
Expenses:
 Management fees (Note 4)..........................................     31,224,924
 Administrative fees (Note 4)......................................      4,026,600
 Distribution fees (Note 4)
       Class I.....................................................        823,297
       Class II....................................................      1,125,927
 Transfer agent fees (Note 4)......................................      3,358,496
 Custodian fees....................................................        563,200
 Reports to shareholders...........................................        615,681
 Registration and filing fees......................................        417,927
 Professional fees.................................................        135,153
 Directors' fees and expenses......................................         58,176
 Other.............................................................        134,589
                                                                       -----------
     Total expenses................................................                          42,483,970
     Expenses waived/paid by affiliate (Note 4)....................                          (1,640,014)
                                                                                            -----------
          Net expenses.............................................                          40,843,956
                                                                                            -----------
            Net investment income..................................                          94,485,016
                                                                                            -----------
Realized and unrealized gains:
 Net realized gain from:
  Investments......................................................    399,641,903
  Foreign currency transactions....................................    100,819,721
                                                                       -----------
     Net realized gain.............................................                         500,461,624
 Net unrealized appreciation on:
  Investments......................................................    521,712,434
  Translation of assets and liabilities denominated in foreign
    currencies.....................................................     12,065,020
                                                                       -----------
     Net unrealized appreciation...................................                         533,777,454
                                                                                            -----------
Net realized and unrealized gain...................................                       1,034,239,078
                                                                                            -----------
Net increase in net assets resulting from operations...............                      $1,128,724,094
                                                                                            ===========

                       See Notes to Financial Statements.

MUTUAL QUALIFIED FUND
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

Increase (decrease) in net assets:                                        1997                 1996
                                                                     --------------       --------------
 Operations:
  Net investment income...........................................   $   94,485,016       $  114,962,821
  Net realized gain from investments and foreign currency
    transactions..................................................      500,461,624          276,332,748
  Net unrealized appreciation on investments and translation of
    assets and liabilities denominated in foreign currencies......      533,777,454          330,171,813
                                                                     --------------        -------------
    Net increase in net assets resulting from operations..........    1,128,724,094          721,467,382
Distributions to shareholders from:
 Net investment income:
  Class Z.........................................................     (168,780,477)        (107,303,548)
  Class I.........................................................      (12,569,160)            (353,451)
  Class II........................................................       (5,635,204)            (182,773)
 Net realized gains:
  Class Z.........................................................     (369,181,157)        (311,919,654)
  Class I.........................................................      (29,093,524)            (711,352)
  Class II........................................................      (14,664,407)            (378,697)
Capital share transactions (Note 3):
  Class Z.........................................................      425,302,131          983,246,572
  Class I.........................................................      430,616,322           21,035,840
  Class II........................................................      222,220,146           10,286,322
                                                                     --------------        -------------
    Net increase in net assets....................................    1,606,938,764        1,315,186,641
Net assets:
 Beginning of year................................................    4,317,319,436        3,002,132,795
                                                                     --------------        -------------
 End of year......................................................   $5,924,258,200       $4,317,319,436
                                                                     ==============        =============
Distributions in excess of net investment income included in net assets:
 End of year......................................................   $   (9,120,509)      $   (1,596,000)
                                                                     ==============        =============

                       See Notes to Financial Statements.

MUTUAL QUALIFIED FUND
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Qualified Fund (the Fund) is a separate, diversified series of Franklin Mutual Series Fund, Inc. (the Series Fund), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital appreciation and income through a flexible policy of investing in stocks and corporate debt securities. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

MUTUAL QUALIFIED FUND
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:
(CONTINUED)

Common expenses incurred by the Series Fund are allocated among the funds comprising the Series Fund based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

e. FORWARD EXCHANGE CONTRACTS:

The Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

f. OPTION CONTRACTS:

Options purchased are recorded as investments; options written (sold) are recorded as liabilities. When an option expires, the premium (original option value) is realized as a gain if the option was written or as a loss if the option was purchased. When the exercise of an option results in a cash settlement, the difference between the premium and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss.

g. SECURITIES SOLD SHORT:

The Fund is engaged in selling securities short, which obligates the Fund to replace a security borrowed by purchasing the same security at the current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale. The Fund must maintain a deposit with the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short.

h. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

MUTUAL QUALIFIED FUND
Notes to Financial Statements (continued)

2. MERGER OF HEINE SECURITIES AND FRANKLIN RESOURCES

On October 31, 1996, pursuant to an agreement between Franklin Resources, Inc.
(FRI) and Heine Securities Corporation (Heine), the investment adviser, the assets of Heine were acquired by Franklin Mutual Advisers, Inc. (Franklin Mutual), a subsidiary of FRI (the Merger). Franklin Mutual became the investment adviser to the Series Fund and the Series Fund name changed from Mutual Series Fund Inc. to Franklin Mutual Series Fund Inc.

3. CAPITAL STOCK

The Fund offers three classes of shares: Class Z, Class I and Class II. The shares differ by their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

Effective February 3, 1997, the shares of the Fund were split on a 2-for-1 basis. All previously reported per share data for the Fund have been restated to give effect to the split. At December 31, 1997, there were 1.15 billion Fund shares authorized ($0.001 par value) of which 750 million, 200 million, and 200 million were designated as Class Z, Class I, and Class II shares, respectively. Transactions in the Fund's shares were as follows:

                                                                           YEAR ENDED DECEMBER 31,
                                                      ==================================================================

                                                                  1997                                 1996
                                                      ------------------------------------------------------------------
                                                        SHARES          AMOUNT               SHARES           AMOUNT
                                                      ------------------------------------------------------------------
CLASS Z SHARES:
Shares sold..........................................  28,947,428    $ 555,692,495          34,226,041    $1,085,539,409
Shares issued on reinvestment of distributions.......  29,019,596      520,410,337          12,345,504       395,968,029
Shares issued on 2-for-1 stock split................. 131,387,870               --                  --                --
Shares redeemed...................................... (33,248,338)    (650,800,701)        (15,506,528)     (498,260,866)
                                                      ------------------------------------------------------------------
Net increase......................................... 156,106,556    $ 425,302,131          31,065,017    $  983,246,572
                                                      ==================================================================

                                                                            YEAR ENDED DECEMBER 31,
                                                       =================================================================

                                                                  1997                                 1996*
                                                       -----------------------------------------------------------------
                                                         SHARES          AMOUNT              SHARES           AMOUNT
                                                       -----------------------------------------------------------------
CLASS I SHARES:
Shares sold...........................................  22,087,534    $422,773,720             601,500    $   20,190,535
Shares issued on reinvestment of distributions........   2,193,149      39,101,823              29,625           953,331
Shares issued on 2-for-1 stock split..................   1,682,112              --                  --                --
Shares redeemed.......................................  (1,640,674)    (31,259,221)             (3,225)         (108,026)
                                                        ----------------------------------------------------------------
Net increase..........................................  24,322,121    $430,616,322             627,900    $   21,035,840
                                                        ================================================================

MUTUAL QUALIFIED FUND
Notes to Financial Statements (continued)

3. CAPITAL STOCK (CONTINUED)

                                                                             YEAR ENDED DECEMBER 31,
                                                           ============================================================

                                                                      1997                              1996*
                                                           ------------------------------------------------------------
                                                             SHARES         AMOUNT              SHARES        AMOUNT
                                                           ------------------------------------------------------------
CLASS II SHARES:
Shares sold............................................... 11,295,820    $212,817,722            300,727    $10,097,197
Shares issued on reinvestment of distributions............  1,021,520      18,141,902             12,961        416,815
Shares issued on 2-for-1 stock split......................    655,259              --                 --             --
Shares redeemed...........................................   (471,298)     (8,739,478)            (6,667)      (227,690)
                                                           ------------------------------------------------------------
Net increase.............................................. 12,501,301    $222,220,146            307,021    $10,286,322
                                                           ============================================================

*Effective date of Class I and II shares was November 1, 1996.

4. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Series Fund are also officers and/or directors of Franklin Mutual and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager and administrative manager, respectively. Franklin/Templeton Investor Services, Inc. (Investor Services) and Franklin/Templeton Distributors, Inc. (Distributors) are the Fund's transfer agent and principal underwriter, respectively.

The Fund pays an investment management fee to Franklin Mutual of 0.60% per year of the average daily net assets of the Fund. In connection with the Merger, FRI and Franklin Mutual agreed, through October 31, 1999, to limit the expense ratio of the Fund to be no higher than expected for the Fund's 1996 fiscal year, except that increases in expenses will be permitted if the Series Fund's Board of Directors determines that such expenses would have been higher had the merger not taken place. This expense limitation does not include items such as litigation expenses, interest, taxes, insurance, brokerage commissions, and expenses of an extraordinary nature. The expense reduction is set forth in the Statement of Operations.

The Fund pays its allocated share of an administrative fee to FT Services based on the Series Fund's aggregate average daily net assets as follows:

        ANNUALIZED
         FEE RATE                   AVERAGE DAILY NET ASSETS
        ------------------------------------------------------------------
        0.15%         First $200 million
        0.135%        Over $200 million, up to and including $700 million
        0.10%         Over $700 million, up to and including $1.2 billion
        0.075%        Over $1.2 billion

The Fund reimburses Distributors up to 0.35% and 1.00% per year of the average daily net assets of Class I and Class II shares, respectively, for costs incurred in marketing the Fund's Class I and Class II shares. Distributors received net commissions from sales of those shares and received contingent deferred sales charges for the year of $443,102 and $40,761, respectively.

MUTUAL QUALIFIED FUND
Notes to Financial Statements (continued)

5. INCOME TAXES

At December 31, 1997, the net unrealized appreciation based on the cost of investments for income tax purposes of $4,556,508,342 was as follows:

                  Unrealized appreciation.....................................  $1,347,024,174
                  Unrealized depreciation.....................................    (122,433,796)
                                                                                   -----------
                  Net unrealized appreciation.................................  $1,224,590,378
                                                                                   ===========

Net investment income and net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of passive foreign investment companies and foreign currency transactions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1997 aggregated $2,918,692,325 and $2,209,679,686, respectively.

Transactions in options written during the year ended December 31, 1997 were as follows:

                                                                                            NUMBER OF
                                                                                            CONTRACTS    PREMIUM
                                                                                            ---------   ---------
Options outstanding at December 31, 1996..................................................      275     $ 119,483
Options written...........................................................................    1,309       326,636
Options expired...........................................................................     (535)     (106,428)
Options terminated in closing transactions................................................     (275)     (119,483)
Options exercised.........................................................................     (774)     (220,208)
                                                                                              -----     ---------
Options outstanding at December 31, 1997..................................................       --     $      --
                                                                                              =====     =========

MUTUAL QUALIFIED FUND
Notes to Financial Statements (continued)

7. RESTRICTED SECURITIES

The Fund may purchase securities through private offerings that generally cannot be sold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. Restricted securities held at December 31, 1997 are as follows:

   NUMBER OF
   SHARES OR                                                                            ACQUISITION
PRINCIPAL AMOUNT                                 ISSUER                                    DATE            VALUE
--------------------------------------------------------------------------------------------------------------------
      139,785      CGA Group, Ltd.....................................................     6/10/97      $    698,925
      249,563      CGA Group, Ltd. pfd., A............................................     6/10/97         6,239,072
       28,571      CGA Group, Ltd. pfd., B............................................     6/10/97           714,275
    1,071,425      CGA Private Trustee Company Ltd., FRN, 6/10/99.....................     6/10/97         1,071,425
       15,356      Cobalt Holdings LLC................................................     6/10/97             1,536
    2,525,000      Fairchild Semiconductor Corp., 11.74%, 3/14/08.....................     4/02/97         2,588,125
    1,425,000      Golden Ocean Group Ltd., 10.00%, 8/31/01...........................     8/26/97         1,168,500
        1,825      Golden Ocean Group Ltd., Wts.......................................     8/26/97             9,125
        1,050      Interlake Corp., 9.00%, conv., pfd.................................     6/17/92         1,180,305
          444      Kendall International Inc., Residual Ownership Certificate.........     7/06/92             5,328
            4      Lancer Industries Inc., B..........................................     8/11/89         5,126,776
      235,000      Laser Mortgage Management Inc......................................    11/26/97         3,407,500
      378,138      Metallurg Inc......................................................     4/14/97         5,104,863
   23,562,000      MSCW Investors II, LLC.............................................    12/27/95        39,119,081
    6,048,555      S.H. Mortgage Acquisition, LLC.....................................     8/17/95         6,048,555
      152,073      St. George Holdings Ltd., A........................................     6/10/97            15,207
        1,495      St. George Holdings Ltd., B........................................     6/10/97               150
    4,800,554      Sunbeam Corp.......................................................     2/23/90       182,001,004
      102,000      Viasystems Inc., pfd., B...........................................    12/12/97         2,167,500
                                                                                                        ------------
TOTAL RESTRICTED SECURITIES (COST $70,781,823) (4.33% OF NET ASSETS)..................                  $256,667,252
                                                                                                        ============

8. INVESTMENT IN AFFILIATES

The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" at December 31, 1997 were $419,533,981. For the year ended December 31, 1997, dividend income from "affiliated companies" was $3,510,473 and net realized gains from disposition of "affiliated companies" were $10,318,350.

MUTUAL QUALIFIED FUND
Notes to Financial Statements (continued)

8. INVESTMENT IN AFFILIATES (CONTINUED)

                            NUMBER OF                                NUMBER OF                                       REALIZED
                           SHARES HELD     GROSS        GROSS       SHARES HELD        VALUE       DIVIDEND INCOME   CAPITAL
NAME OF ISSUER            DEC. 31, 1996  ADDITIONS   REDUCTIONS    DEC. 31, 1997   DEC. 31, 1997   1/1/97-12/31/97     GAIN
------------------------------------------------------------------------------------------------------------------------------
CONTROLLED AFFILIATES*
MSCW Investors II, LLC...   23,562,000         --            --      23,562,000    $ 39,119,081               --            --
S.H. Mortgage Acquisition
  LLC....................   19,668,774         --    13,620,219       6,048,555       6,048,555               --    $2,122,153
                                                                                   -------------------------------------------
  TOTAL CONTROLLED
    AFFILIATES...........                                                          $ 45,167,636               --    $2,122,153
                                                                                   ===========================================
NON CONTROLLED AFFILIATES
Esselte AB, A............    1,375,000         --            --       1,375,000    $ 25,976,398      $   889,968            --
Esselte AB, B............      233,600         --            --         233,600       4,736,785          151,197            --
Fibermark Inc............           --    475,000            --         475,000      10,212,500               --            --
ITLA Capital Corp........      605,000    104,000            --         709,000      13,648,250               --            --
Lancer Industries Inc.,
  B......................            4         --            --               4       5,126,776               --            --
Lancer Industries Inc.,
  pfd., C................      205,128         --       205,128              **              **          307,692    $7,940,455
Long Beach Financial
  Corp...................           --   1,409,500           --       1,409,500      16,385,438               --            --
Metallurg Inc............           --    378,138            --         378,138       5,104,863        1,474,738            --
Physicians Health
  Services, A............           --    340,400            --         340,400       9,658,850               --            --
Provigo Inc. ............           --   5,390,800           --       5,390,800      32,818,978               --            --
Regent Kingpin Chile
  Value Fund.............       80,180         --            --          80,180         114,657               --            --
Regent Kingpin Chile
  Value Fund, wts. ......        6,168         --         6,168              **              **               --           802
Sunbeam Corp.............    4,800,554         --            --       4,800,554     182,001,004          192,022            --
Van Melle NV.............      457,082      4,395            --         461,477      33,000,846          494,856            --
Wellsford Real Properties
  Inc.,..................           --   2,427,184      150,000       2,277,184      35,581,000               --       254,940
                                                                                   -------------------------------------------
  TOTAL NON CONTROLLED
    AFFILIATES...........                                                          $374,366,345      $ 3,510,473    $8,196,197
                                                                                   ===========================================

*Issuer in which the Fund owns 25% or more of the outstanding voting securities. **As of December 31, 1997, no longer an affiliate.

9. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

The Fund has been a party to financial instruments with off-balance-sheet risk, primarily forward exchange contracts, in order to minimize the impact on the Fund from adverse changes in the relationship between the functional currency and foreign currencies and interest rates. These instruments involve market risk in excess of the amount recognized on the Statement of Assets and Liabilities. Some of these risks have been minimized by offsetting contracts. Risks arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency values and interest rates and contract positions that are not exact offsets. The contract amount indicates the extent of the Fund's involvement in such contracts.

MUTUAL QUALIFIED FUND
Notes to Financial Statements (continued)

9. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK (CONTINUED)

A forward exchange contract is an agreement between two parties to exchange different currencies at a specific rate at an agreed future date. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contract.

As of December 31, 1997, the Fund had the following forward exchange contracts outstanding:

                                                                                 IN        SETTLEMENT         UNREALIZED
CONTRACTS TO BUY:                                                           EXCHANGE FOR      DATE            GAIN/(LOSS)
-----------------                                                           ------------   ----------         -----------
      15,000,000 British Pounds.....................................   U.S. $24,084,000      2/18/98     U.S. $  493,043
      14,373,253 British Pounds.....................................         23,242,373      3/18/98             274,421
                                                                            -----------                       ----------
                                                                       U.S. $47,326,373                          767,464
                                                                            ===========                       ----------

CONTRACTS TO SELL:
------------------
      76,373,014 Swedish Krona......................................   U.S. $ 9,839,181      1/12/98             216,923
      11,154,597 British Pounds.....................................         18,532,781      1/20/98             231,356
     237,648,200 French Francs......................................         39,653,903      1/20/98             120,324
     490,872,731 Swedish Krona......................................         63,400,251      1/21/98           1,538,806
     287,250,645 Danish Krone.......................................         42,483,022      1/26/98             501,839
      15,919,392 British Pounds.....................................         26,664,981      1/30/98             559,058
      53,204,662 Canadian Dollars...................................         37,457,520      1/30/98             184,998
      34,564,348 British Pounds.....................................         58,448,312      2/17/98           1,813,115
     419,014,307 French Francs......................................         72,527,527      2/17/98           2,711,241
      13,500,000 New Zealand Dollars................................          8,397,000      2/17/98             588,630
     322,697,577 Swedish Krona......................................         42,549,201      2/17/98           1,851,678
      45,982,293 Canadian Dollars...................................         33,275,515      2/27/98           1,039,438
      20,500,000 French Francs......................................          3,436,023      2/27/98              18,399
      56,816,719 Finnish Markka.....................................         10,630,677      3/03/98             163,961
       3,558,143 Dutch Guilders.....................................          1,811,866      3/09/98              49,748
      44,847,372 Norwegian Krone....................................          6,245,630      3/09/98             140,580
       2,782,440 Norwegian Krone....................................            400,000      3/10/98              21,208
      94,019,622 Dutch Guilders.....................................         47,814,946      3/17/98           1,229,851
      10,740,676 British Pounds.....................................         17,700,634      3/18/98             127,280
      15,623,909 German Mark........................................          8,813,523      3/18/98              89,885
      16,175,000 British Pounds.....................................         26,614,400      4/15/98             186,677
     218,317,902 French Francs......................................         37,553,285      4/17/98           1,058,796
     442,233,808 Swedish Krona......................................         58,165,699      4/21/98           2,310,583
       7,179,695 Swedish Krona......................................            908,362      5/15/98               1,108
      35,000,000 British Pounds.....................................         59,006,500      5/18/98           1,908,886
      94,681,106 Dutch Guilders.....................................         47,530,676      6/10/98             392,928
      13,768,486 Swiss Francs.......................................          9,680,175      6/10/98              85,750

MUTUAL QUALIFIED FUND
Notes to Financial Statements (continued)

9. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK (CONTINUED)
                                                                                 IN        SETTLEMENT         UNREALIZED
CONTRACTS TO SELL:                                                          EXCHANGE FOR      DATE            GAIN/(LOSS)
--------------------------------------------------------------------        ------------   ----------         -----------
      49,894,740 French Francs......................................   U.S. $ 8,400,000      6/11/98     U.S. $   34,449
  10,712,677,411 Italian Lira.......................................          6,092,287      7/02/98              30,369
                                                                               --------
                                                                       U.S. $804,033,877                      19,207,864
                                                                               ========
Net unrealized gain on offsetting forward exchange contracts........                                             232,527
  Unrealized gain on forward exchange contracts.....................                                          20,207,855
CONTRACTS TO BUY:
--------------------------------------------------------------------
      22,573,500 Swedish Krona......................................   U.S. $ 3,000,000      1/12/98            (155,958)
     124,691,210 French Francs......................................         21,436,611      1/20/98            (693,809)
       2,300,000 New Zealand Dollars................................          1,438,190      2/17/98            (107,875)
      10,000,000 British Pounds.....................................         16,874,500      2/18/98            (489,805)
      14,000,000 Dutch Guilders.....................................          6,977,671      3/09/98             (44,377)
       6,902,475 British Pounds.....................................         12,963,541      3/18/98            (238,739)
                                                                               --------
                                                                       U.S. $62,690,513                       (1,730,563)
                                                                               ========

CONTRACTS TO SELL:
--------------------------------------------------------------------
     106,965,192 Swedish Krona......................................   U.S. $13,375,338      1/12/98            (101,237)
      19,317,789 British Pounds.....................................         31,159,593      1/20/98            (535,239)
     145,921,763 French Francs......................................         23,693,403      1/20/98            (581,174)
     327,478,144 Swedish Krona......................................         41,095,005      2/17/98            (205,427)
      25,000,000 British Pounds.....................................         39,393,250      2/18/98          (1,568,488)
     175,052,428 French Francs......................................         29,107,487      2/27/98             (76,089)
      73,891,596 Dutch Guilders.....................................         36,401,594      3/09/98            (192,136)
       2,500,000 Norwegian Krone....................................            339,029      3/10/98              (1,312)
      36,475,322 British Pounds.....................................         57,773,263      3/18/98          (1,905,826)
     400,000,000 Swedish Krona......................................         50,495,487      5/15/98             (50,089)
      35,000,000 British Pounds.....................................         56,700,000      6/18/98            (315,597)
                                                                            ------------                     ------------
                                                                       U.S. $379,533,449                      (5,532,614)
                                                                            ============
Net unrealized loss on offsetting forward exchange contracts........                                            (860,085)
                                                                                                              -----------
  Unrealized loss on forward exchange contracts.....................                                          (8,123,262)
                                                                                                              -----------
    Net unrealized gain on forward exchange contracts...............                                     U.S. $12,084,593
                                                                                                              ===========

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS
To the Board of Directors and Shareholders of Franklin Mutual Series Fund Inc.

We have audited the accompanying statement of assets and liabilities of Mutual Qualified Fund, a portfolio of Franklin Mutual Series Fund Inc. ("Fund"), including the schedule of investments, as of December 31, 1997, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers, or other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mutual Qualified Fund, a portfolio of Franklin Mutual Series Fund Inc., at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

                                           [ERNST & YOUNG LLP SIGNATURE]

Boston, Massachusetts
January 30, 1998

MUTUAL QUALIFIED FUND
Tax Designation

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 12.61% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 1997.

                       This page intentionally left blank

                       This page intentionally left blank

                       This page intentionally left blank

LITERATURE REQUEST

For a free brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Fund Information, toll free, at 1-800/DIAL BEN (1-800/342-5236). Please read the prospectus carefully before you invest or send money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON GROUP

GLOBAL GROWTH
Franklin Global Health Care Fund
Franklin Templeton Japan Fund
Templeton Developing
 Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global
 Infrastructure Fund
Templeton Global
 Opportunities Trust
Templeton Global
 Real Estate Fund
Templeton Global
 Smaller Companies Fund
Templeton Greater European Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH AND INCOME
Franklin Global Utilities Fund
Franklin Templeton German
 Government Bond Fund
Franklin Templeton Global
 Currency Fund
Mutual European Fund
Templeton Global Bond Fund
Templeton Growth and
 Income Fund

GLOBAL INCOME
Franklin Global Government
 Income Fund
Franklin Templeton Hard
 Currency Fund
Franklin Templeton High Income
 Currency Fund
Templeton Americas Government
 Securities Fund

GROWTH
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin MidCap Growth Fund
Franklin Small Cap
 Growth Fund
Mutual Discovery Fund

GROWTH AND INCOME
Franklin Asset Allocation Fund
Franklin Balance Sheet
 Investment Fund*
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value Fund*
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Strategic Income Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund
Templeton American Trust, Inc.

Fund Allocator Series
Franklin Templeton Conservative
 Target Fund
Franklin Templeton Moderate
 Target Fund
Franklin Templeton Growth
 Target Fund

INCOME
Franklin Adjustable Rate
 Securities Fund
Franklin Adjustable U.S.
 Government Securities Fund
Franklin's AGE High Income Fund
Franklin Investment Grade
 Income Fund
Franklin Short-Intermediate
 U.S. Government Securities Fund
Franklin U.S. Government
 Securities Fund
Franklin Money Fund
Franklin Federal Money Fund

For Corporations
Franklin Corporate Qualified
 Dividend Fund

FRANKLIN FUNDS SEEKING
TAX-FREE INCOME
Federal Intermediate-Term
 Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free
 Income Fund
Tax-Exempt Money Fund

FRANKLIN STATE-SPECIFIC
FUNDS SEEKING
TAX-FREE INCOME
Alabama
Arizona**
Arkansas***
California**
Colorado
Connecticut
Florida**
Georgia
Hawaii***
Indiana
Kentucky
Louisiana
Maryland
Massachusetts+
Michigan**
Minnesota+
Missouri
New Jersey
New York**
North Carolina
Ohio+
Oregon
Pennsylvania
Tennessee***
Texas
Virginia
Washington***

 VARIABLE ANNUITIES++
 Franklin Valuemark(R)
 Franklin Templeton
  Valuemark Income Plus
  (an immediate annuity)


*These funds are now closed to new accounts, with the exception of retirement accounts.

**Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).

***The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.

+Portfolio of insured municipal securities.

++Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC.


                                                                       10/97.1

BOARD OF DIRECTORS                        INVESTMENT MANAGER
Michael F. Price (Chairman)               Franklin Mutual Advisers, Inc.
Peter A. Langerman                        51 John F. Kennedy Parkway
Edward I. Altman                          Short Hills, NJ 07078
Ann Torre Grant
Andrew H. Hines, Jr.                      SHAREHOLDER SERVICES
William J. Lippman                        1-800-632-2301-(Class I & II)
Bruce A. MacPherson                       1-800-448-FUND-(Class Z)
Fred R. Millsaps
Leonard Rubin                             FUND INFORMATION
Barry F. Schwartz                         1-800-342-5236
Vaughn R. Sturtevant, M.D.
Robert E. Wade


475 A97 12/97


                                          This report must be preceded or
                                          accompanied by the current prospectus
                                          of the Mutual Qualified Fund, which
                                          contains more complete information
                                          including risk factors, charges and
                                          expenses.

                                          To ensure the highest quality of
                                          service, telephone calls to or from
                                          our service departments may be
                                          monitored, recorded and accessed.
                                          These calls can be determined by the
                                          presence of a regular beeping tone.

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